UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 5, 2009


                                 China 3C Group
               (Exact Name of Registrant as Specified in Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

        000-28767                                         88-0403070
(Commission File Number)                       (IRS Employer Identification No.)

                               368 HuShu Nan Road
                     HangZhou City, Zhejiang Province, China
               (Address of Principal Executive Offices) (Zip Code)

                                086-0571-88381700
              (Registrant's telephone number, including area code)


         (Former Name and Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On January 5, 2009, China 3C Group (the "Company" ), on the recommendation of the audit committee of its board of directors, engaged Goldman Parks Kurland Mohidin LLP ("Goldman Parks") as its independent registered public accounting firm and terminated Morgenstern, Svoboda & Baer CPA's P.C. ("Morgenstern") from that role.

     The audit reports of Morgenstern on the financial statements of the Company as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Company's two most recent fiscal years ended December 31, 2008 and 2007 and any subsequent interim period preceding January 5, 2009, the Company did not consult with Goldman Parks on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Goldman Parks did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     During the Company's two most recent fiscal years ended December 31, 2007 and 2006 and any subsequent interim period preceding January 5, 2009, there were: (i) no disagreements between the Company and Morgenstern on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Morgenstern, would have caused Morgenstern to make reference to the subject matter of the disagreements in their reports on the Company's financial statements for such period, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

     The Company has provided Morgenstern a copy of the disclosures in this Form 8-K and has requested that Morgenstern furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Morgenstern agrees with the Company's statements in this Item 4.01(a). A copy of the letter dated January 5, 2009 furnished by Morgenstern in response to that request is filed as
Exhibit 16.1 to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    16.1 Letter of Morgenstern, Svoboda & Baer CPA's P.C.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CHINA 3C GROUP


                                            By: /s/ Zhenggang Wang
                                               ---------------------------------
                                            Name:  Zhenggang Wang
                                            Title: Chief Executive Officer

Dated: January 5, 2009

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
                                  EXHIBIT INDEX


     Exhibit No.                        Description
     -----------                        -----------

        16.1         Letter of Morgenstern, Svoboda & Baer CPA's P.C.